UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 10, 2026

RF INDUSTRIES, LTD.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)

16868 Via Del Campo Court, Suite 200 San Diego, CA 92127 (Address of Principal Executive Offices, including Zip Code) (858) 549-6340 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.01 par value per share	RFIL	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

On September 10, 2026, RF Industries, Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at 300 Interpace Parkway, Parsippany, New Jersey 07054. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on July 28, 2026 (the “Proxy Statement”). At the Annual Meeting, 8,266,608 shares, or approximately 76.20% of all outstanding shares of common stock as of the record date for the Annual Meeting, were present either in person or by proxy. The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for and against each matter, and, if applicable, abstentions and broker non-votes with respect to each matter.

●	Proposal 1: to elect Gerald T. Garland to the Company’s Board of Directors as a Class II director, for a three-year term expiring at the 2029 Annual Meeting;
●	Proposal 2: a proposal to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers;
●	Proposal 3: a proposal to ratify CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2026.

Voting Results

Proposal 1: Gerald T. Garland was elected as a director with 4,802,621 “FOR” votes and 291,632 “WITHHELD” votes. There were 3,172,355 broker non-votes in connection with this proposal.

Proposal 2: This proposal was approved with 4,955,247 “FOR” votes, 88,299 “AGAINST” votes and 50,707 “ABSTAIN” votes. There were 3,172,355 broker non-votes in connection with this proposal.

Proposal 3: This proposal was approved with 8,193,971 “FOR” votes, 44,487 “AGAINST” votes and 28,150 “ABSTAIN” votes. There were no broker non-votes in connection with this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF INDUSTRIES, LTD.

September 15, 2026	By: /s/ Robert Dawson Robert Dawson President and Chief Executive Officer